SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 4, 2004

                             CELERITY SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                 33-20783-D                 52-2050585
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)            Identification No.)


   122 PERIMETER PARK DRIVE KNOXVILLE, TENNESSEE                37922
     (Address of principal executive offices)                (Zip code)

  Registrant's telephone number, including area code:      (865) 539-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 4, 2004, Celerity Systems, Inc.'s, wholly-owned Nevada subsidiary, Celerity Systems, Inc., ("Celerity-Nevada") entered into an Asset Purchase Agreement with Escent Systems, Inc. ("Escent"). Pursuant to the Asset Purchase Agreement, Celerity-Nevada sold to Escent and Escent purchased from Celerity-Nevada, all of the inventory associated with Celerity-Nevada's digital set top box business. Celerity-Nevada received a 25% equity ownership interest in Escent, in the form of 250 shares of Escent's common stock, no par value, in exchange for in the digital set top box inventory. In addition, Celerity-Nevada provided Escent with $15,000 working capital to be used by Escent in the digital set top box business. Escent will provide the digital set box business clients with customer and technical support and will use its reasonable best efforts to engage content providers to service these clients.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description


EXHIBIT           DESCRIPTION                                 LOCATION
-------           -----------                                 --------

Exhibit 99.1      Asset Purchase Agreement dated as of
                  November 4, 2004 between Celerity-Nevada
                  and Escent                                  Provided herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2004               DONOBI, INC.


                                      By: /s/ Robert Legnosky
                                          --------------------------------------
                                      Name:   Robert Legnosky
                                      Title:  President, Chief Executive Officer
                                              and Chairman of the Board


                                       3